SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2004


                        MAINSOURCE FINANCIAL GROUP, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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     Item 8.01. Other Events

     On December 23, 2004, the Federal Reserve Bank of Chicago accepted the Company's election to change its designation from a bank holding company to a financial holding company. As a financial holding company, companies may engage in activities that are financial in nature or incidental to a financial activity. This organizational change will allow the Company to move its insurance affiliate, known as MainSource Insurance, from its wholly-owned bank subsidiary to a direct subsidiary of the financial holding company in order to provide insurance-related services to all of the Company's affiliates.












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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           December 23, 2004

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner, Sr.
                           President and Chief Executive Officer

                           December 23, 2004

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           December 23, 2004

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer